                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported): March 3, 2003 (February 27,
                                     2003)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                      1-983                                 25-0687210
            (Commission File Number)           (IRS Employer Identification No.)


   4100 Edison Lakes Parkway, Mishawaka, IN            46545-3440
   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:   574-273-7000

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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on February 27, 2003 announcing that the Federal Trade Commission and Department of Justice have granted early termination of the Hart-Scott-Rodino Act waiting period with respect to the proposed sale of National Steel's principal steel making and finishing assets and iron ore pellet operations to AK Steel Corporation.

A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated February 27, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONAL STEEL CORPORATION

Date: March 3, 2003           By:  /s/ Kirk A. Sobecki
                                 -----------------------------------------------
                                   Kirk A. Sobecki
                                   Senior Vice President and Chief Financial
                                   Officer